                                                                   EXHIBIT 10.18

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR ASSIGNED TO ANY OTHER PERSON OR ENTITY, EXCEPT AS SET FORTH HEREIN.


                                    WARRANT

                 TO SUBSCRIBE FOR AND PURCHASE  COMMON STOCK OF
                       BAYARD DRILLING TECHNOLOGIES, INC.


          VOID AFTER 5:00 P.M., CENTRAL  TIME, ON DECEMBER 13, 2001,
           OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M.,
             CENTRAL TIME ON THE IMMEDIATELY PRECEDING BUSINESS DAY



         THIS CERTIFIES that, for and in consideration of $500, CIT Group/Equipment Financing, Inc. ("CIT") or registered assigns, is entitled to subscribe for and purchase from Bayard Drilling Technologies, Inc., a Delaware corporation (hereinafter the "Company"), at the price of $16.00 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time and from time to time after the date hereof but not later than the Expiration Date (as defined below), up to such number of fully paid, nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") as is specified in the following sentence, subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including without limitation the provisions of Section 3 hereof. This Warrant shall be exercisable for (i) up to 145,000 shares of Common Stock upon issuance and (ii) up to 150,000 shares of Common Stock from and after such time as the Company first has issued and outstanding (including such 150,000 shares of Common Stock issuable hereunder) at least 3,000,001 shares of Common Stock. "Expiration Date" shall mean the earlier of (i) 5:00 P.M., Central time, on December ___, 2001, which is five years from the date hereof, and (ii) 5:00 P.M., Central time, on the day that is eighteen (18) months after the date that the Company completes an IPO, provided, in each case, that if such day is not a Business Day, as defined herein, at 5:00 P.M., Central time, on the immediately preceding Business Day. "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of Texas are authorized by law to remain closed.
"IPO" means (i) the initial underwritten public offering pursuant to which the Common Stock becomes registered under Section 12 of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), or (ii) any merger, consolidation or other business combination transaction that results in any equity securities of the Company being registered under Section 12 of the Exchange Act.

SECTION 1.       EXERCISE OF WARRANT

         (a)     CASH EXERCISE

         This Warrant may be exercised, at any time and from time to time but not later than the Expiration Date, by the holder hereof (hereinafter referred to as the "Warrantholder"), in whole or in part (but not as to a fractional share of Common Stock and in no event for less than 100 shares (unless less than an aggregate of 100 shares are then purchasable under all outstanding Warrants held by a Warrantholder)), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the Company's offices at 4005 Northwest Expressway, Suite 400E, Oklahoma City, Oklahoma 73116 (or at such other location in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased.

         (b)     NET EXERCISE

         Notwithstanding anything to the contrary contained in Subsection 1(a), at any time after the completion by the Company of an IPO, the Warrantholder may elect to exercise this Warrant and receive shares on a "net exercise" basis in an amount equal to the value of this Warrant by delivery of the subscription form attached hereto and surrender of this Warrant at the principal office of the Company, in which event the Company shall issue to the Warrantholder a number of shares of Common Stock computed using the following formula:

                          X=      (P)(Y)(A-B)
                                  -----------
                                       A

         Where:           X=      the number of shares of Common Stock to be
                                  issued to the Warrantholder.

                          P= the portion of the Warrant being exercised (expressed as a fraction).

                          Y= the total number of shares of Common Stock issuable upon exercise of this Warrant.

                          A= the Current Market Price (as determined pursuant to Subsection 1(d)) of one share of Common Stock.

                          B=      Warrant Price.





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         (c)     PROCEDURE FOR EXERCISE

         In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the total number of whole shares of Common Stock so purchased, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, not exceeding five Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time. With respect to any such exercise, the Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates, from the date on which this Warrant was surrendered and, if exercise is pursuant to Section 1(a), payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the Warrantholder an amount in cash equal to the current market price of such fractional interest, as determined below.

         (d)     CURRENT MARKET PRICE

         For any computation hereunder, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market price per share for the 20 consecutive Trading Days commencing 30 Trading Days before the date in question. "Market Price" is defined as the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock on the principal United States national securities exchange on which the Common Stock is then listed for trading or, if not so listed, in the over-the-counter market, as reported by the Nasdaq Stock Market ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, as reported by the National Quotation Bureau Incorporated. If Market Price cannot be established as described above, market price shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors whose determination shall be conclusive. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading or Nasdaq is open for the transaction of business.

SECTION 2.       ADJUSTMENT OF NUMBER OF SHARES

         Upon each adjustment of the Warrant Price for any stock dividend or distribution or any subdivision or combination of the outstanding shares of the Common Stock as provided in Section 3, the Warrantholder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 3.       ADJUSTMENT OF WARRANT PRICE

         The Warrant Price and the number and kind of shares issuable hereunder shall be subject to adjustment from time to time upon the happening of certain events as provided in this Section 3.

         (a)     ADJUSTMENTS

                 (1) If at any time prior to the exercise of this Warrant in full, the Company shall (A) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (B) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (C) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock by reclassification of its Common Stock (excluding any such reclassification in connection with a consolidation or a merger that is subject to Section 3(c)), the Warrant Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                 (2) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Warrant Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.





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                 (3)      If at any time prior to the expiration of this
Warrant in full, the Company shall issue rights or warrants to all holders of Common Stock as such entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (calculated pursuant to Section 1(d) above) on such record date, then, in each such case the number of shares subject to this Warrant thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or Warrants, plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or Warrants plus the number of shares that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price. For purposes of this Section 3(a)(3), the issuance of rights or Warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights or Warrants to purchase the Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock.

                 (4) If at any time prior to the exercise of this Warrant in full, the Company shall distribute to all holders of its Common Stock evidence of indebtedness of the Company or assets of the Company (excluding cash dividends or distributions out of earned surplus) or rights or Warrants to subscribe for securities of the Company (excluding those referred to in Sections 3(a)(2) or (3) above), then in each case the Warrant Price shall be adjusted to a price determined by multiplying the Warrant Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (calculated pursuant to Section 1(d) above) on the record date for determination of stockholders entitled to receive such distribution, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or Warrants which are applicable to one share of Common stock, and of which the denominator shall be the market price per share of Common Stock; provided, however, that if the then current market price per share of Common Stock on the record date for determination, of stockholders entitled to receive such distribution is less than the then fair value of the portion of the assets or evidence of indebtedness so distributed or of such subscription rights or Warrants which are applicable to one share of Common Stock, the foregoing adjustment of the Warrant Price shall not be made and in lieu thereof the number of shares purchasable upon exercise of each Warrant immediately prior to such distribution shall be adjusted so that the holder of such Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of assets, evidence of indebtedness, subscription rights and Warrants (or, in the event of the redemption of such evidence of indebtedness, subscription rights or Warrants, any cash paid in respect of such redemption) that such Warrantholder would have owned or have been entitled to receive after the happening in such distribution had such Warrant been exercised immediately prior to the record date of such distribution.





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                 (5)      In the event of any capital reorganization of the
Company (other than an event referred to in Section 3(a)(1)), or in case of the consolidation of the Company with, the merger of the Company with or into or the sale of all or substantially all of the properties and assets of the Company to any other person, and in connection therewith consideration is payable to holders of Common Stock (or other securities or property purchasable upon exercise of this Warrant) in exchange therefor, this Warrant shall remain subject to the terms and conditions set forth in this Warrant and this Warrant shall, after such capital reorganization, consolidation, merger or sale be exercisable for the number of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) upon exercise of this Warrant would have been entitled if such Warrant had been exercised immediately prior to such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder the shares of stock, securities or assets to which the Warrantholder may be entitled pursuant to this Section 3(a)(5).

                 (6) Notwithstanding Section 3(a)(5), (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Warrantholder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of this Warrant) as if this Warrant had been exercised immediately prior to such event, less the Warrant Price. Upon receipt of such payment, if any, the rights of the Warrantholder shall terminate and cease and this Warrant shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Warrant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Warrantholder surrendering this Warrant.

                 (7) If any question shall at any time arise with respect to the adjusted number of shares of Common Stock or other securities issuable upon exercise of this Warrant, such question shall be determined by the independent firm of certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Warrantholder.

                 (8) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustments which by reason of this Section 3(a)(8) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3(a) shall be made to the nearest cent or to the nearest tenth of a share, as the case may be. Notwithstanding anything in this Section 3(a) to the contrary, the Warrant Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                 (9) In the event that at any time, as the result of any adjustment made pursuant to this Section 3(a), the Warrantholder thereafter shall become entitled to receive any securities other than Common Stock, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3(a).

         (b)     NO ADJUSTMENT FOR DIVIDENDS

         Except as provided in Section 3(a) of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         (c)     FORM OF WARRANT AFTER ADJUSTMENTS

         The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number or kind of the shares purchasable pursuant to this Warrant, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued, provided, however, that the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate may be in the form so changed.

         (d)     TREATMENT OF WARRANTHOLDER

         Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.





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         (e)     NOTICE OF ADJUSTMENT

         Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustments setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (f)      STOCK TO BE RESERVED

         The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued, upon full payment of the Warrant Price therefor or as otherwise set forth herein, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share, if any, of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or automated quotation system upon which the Common Stock of the Company may be listed or quoted. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

         (g)     ISSUE TAX

         The issuance of certificates for shares of Common Stock upon exercise of any Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereto provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

         (h)     CLOSING OF BOOKS

         The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.





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         (i)     DEFINITION OF COMMON STOCK

         The shares purchasable pursuant to this Warrant shall include only securities designated as Common Stock of the Company. As used herein the term "Common Stock" shall mean and include the Common Stock, par value $.01 per share, of the Company as authorized on the date hereof, or shares of any class or classes resulting from any recapitalization or reclassification thereof which are not limited to any fixed sum or percentage and are not subject to redemption by the Company and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

SECTION 4.       REGISTRATION RIGHTS

         (a)     DEMAND REGISTRATION

         At any time that the Company is eligible to use Form S-3 to register its securities under the Securities Act of 1933, as amended (the "Securities Act"), and prior to the Expiration Date, the Warrantholder shall have the right to make written request of the Company to register as a shelf registration under the rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") all of the shares of Common Stock issuable upon exercise of this Warrant or any other securities received by or to be received by the Warrantholder upon exercise of the Warrant (the "Registrable Stock"). The underlying shares of Registrable Stock specified in such request or a request pursuant to Section 4(c) hereof is referred to hereto as the "Subject Stock." Promptly upon receipt of such request the Company shall file with the SEC a registration statement on the applicable form for the registration of the Subject Stock ("registration statement") and use its best efforts to cause such registration statement to become effective (including, without limitation, filing post-effective amendments and appropriate compliance with the Regulations) as soon as practicable to permit or facilitate the sale and distribution of the Subject Stock. The Company is obligated to effect only one
(1) such registration pursuant to this Section 4(a).

         Notwithstanding the provisions of this Section 4(a), if the Company shall furnish to the Warrantholder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such a registration statement to be filed in light of the existence of non-public information regarding the Company and it is therefore essential to defer a filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request from the Warrantholder to effect such a registration; provided, however, that the Company may not utilize the right more than once in any twenty-four month period; and provided, further that the Warrantholder may, at any time in writing, withdraw such request for such registration and therefore preserve the right provided in this Section 4(a) for the Warrantholder to request such registration.

         (b)     PREPARATION OF DOCUMENTS

         Prior to filing a registration statement or any amendments or supplements thereto with the SEC required hereby, the Company will furnish to the counsel selected by the Warrantholder copies of all documents proposed to be filed, which documents will be subject to the timely review of such counsel. In connection therewith, the Company shall prepare and file a registration statement on a form then available to it to effect such registration. The Warrantholder agrees to provide all such information and materials and take all such action as may be reasonably required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. The Warrantholder shall provide the Company with all information that is reasonably required to effect any IPO or other public or private offering of securities of the Company, including completing and executing all undertakings, questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of any underwriting agreement or other financing agreement or under applicable law.

         (c)     PIGGYBACK REGISTRATION

         If (but without any obligation to do so) the Company proposes to register, whether or not for its own account, with the SEC any of the Common Stock (or any other securities of the Company, provided that if the securities being registered are not those for which the Warrant is then exercisable, the Warrant Shares shall not be included in any related underwritten offering), under the Regulations of the SEC (other than pursuant to a request under Section 4(a) and other than securities to be issued pursuant to a stock option or other employee benefit or similar plan, or in connection with a merger, acquisition, or a Rule 145 transaction), the Company shall, as promptly as practicable, but at least 20 days prior to the filing date of the applicable registration statement give written notice to the Warrantholder of its intention to effect such registration. If, within 20 days after receipt of such notice but before the Expiration Date, the Warrantholder submits a written request to the Company specifying the amount of Registrable Stock that the Warrantholder proposes to sell, the Company shall include the shares specified in such request in such registration statement and the Company shall keep each such registration statement in effect and maintain compliance with each federal law and regulation as set forth in Section 4(d).

         Prior to filing a registration statement pursuant to the Regulations under which the shares of Common Stock issuable upon exercise of this Warrant may be included, the Company shall give reasonable notice to the holder(s) of this Warrant or such shares of Common Stock and shall allow such shares of Common Stock of the Warrantholder to be included in such registration statement subject to the following terms and conditions: (i) such shares need not be included in any underwritten offering if and to the extent that the managing underwriter determines in its best judgment that their inclusion would impair the success of the offering provided that (A) if other selling stockholders without contractual registration rights have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by selling stockholders without registration rights before any reduction or elimination of Registrable Stock;





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
and (B) any such reduction or elimination (after taking into account the effect of clause (A)) shall be pro rata to all other selling stockholders with contractual registration rights; (ii) if shares of Registrable Stock are included in such registration, to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 4(a) or 4(c), each holder of Registrable Stock agrees not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days; and (iii) the Company shall have no obligation pursuant to this Section if at the time the registration statement is proposed to be filed the holders may freely sell the shares of Common Stock issuable upon exercise of this Warrant pursuant to the Regulations of the SEC.

         (d)     COVENANTS OF THE COMPANY

         In connection with any offering of Subject Stock registered pursuant to this Warrant, the Company shall (a) furnish to the Warrantholder such number of copies of any registration statement (including any preliminary prospectus) as it may reasonably request in order to effect the offering and sale of the Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current, and (b) keep the Warrantholder advised in writing as to the initiation of each registration and as to the completion thereof. Upon any registration becoming effective pursuant to this Section 4, the Company shall use its best efforts to: (i) keep such registration statement current for a period of 120 days; (ii) prepare and file with the SEC such amendments and supplements to such registration statement as may be necessary to comply with the provisions of the Regulations of the SEC with respect to the disposition of all securities covered by such registration statement; (iii) cause all such Subject Stock registered pursuant to such registration statement to be listed on each securities exchange or automated quotation system on which the Common Stock is then listed; (iv) provide a transfer agent and registrar for all Subject Stock registered pursuant to such registration statement and a CUSIP number for all such Subject Stock, in each case not later than the effective date of such registration; and (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

         (e)     EXPENSES

         With respect to the registration of Subject Stock pursuant to Section 4(a), together with any inclusion of the Subject Stock in a so-called piggyback registration pursuant to Section 4(c), the Company will pay all expenses incident to its performance of or compliance with this Section 4 including, without limitation, all registration and filing fees, printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of its counsel and independent certified public accountants. The Warrantholder will be responsible for the underwriting discounts and commissions and any stock transfer taxes, broker's fees or other direct marketing expenses with respect to shares sold for its account, all internal management personnel and administrative costs of the Warrantholder and the fees and expenses of its attorneys, if any, incurred by it in connection with affecting any such transactions.

         (f)     INDEMNIFICATION

         The Company will, indemnify, to the maximum extent permitted by law, the Warrantholder, its officers and directors and each person who controls the Warrantholder (within the meaning of the Regulations of the SEC) against all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements in respect thereof) caused by, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto) of the Company relating to the sale of Subject Stock registered pursuant to this Section 4, or any exhibits or materials incorporated by reference therein, filed with the SEC, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Warrantholder expressly for use therein.

         The Warrantholder will indemnify, to the maximum extent permitted by law, the Company, its officers and directors and each person who controls the Company (within the meaning of the Regulations of the SEC) against all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements in respect thereof) caused by, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto) of the Company relating to the sale of Subject Stock registered pursuant to this Section 4, or any exhibits or materials incorporated by reference therein, filed with the SEC, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as the same are caused by or contained in any information furnished in writing to the Company by the Warrantholder expressly for use therein.

         Any person entitled to indemnification under this Section 4(f) will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim in which case, the indemnifying party shall be obligated to pay the fees and expenses of up to two counsel for all parties indemnified by such indemnifying party with respect to such claim.

         The indemnification provisions set forth in this Section 4(f) shall survive the termination or expiration of this Warrant.

         (g)     TITLE TO STOCK

         All shares of the Common Stock delivered upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable; the Warrantholder shall receive good and marketable title to the Common Stock, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims created by the Company whatsoever.

SECTION 5.       NOTICES OF RECORD DATES

         In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will give notice to the Warrantholder specifying (1) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (2) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, if either is required.

SECTION 6.       NO STOCKHOLDERS RIGHTS OR LIABILITIES

         This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 7.       LOST, STOLEN, MUTILATED OR DESTROYED WARRANT

         In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation or the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Warrant certificate or certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 8.       NOTICES

         All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail or overnight courier, postage prepaid and addressed, or by facsimile, and if to the Warrantholder to such Warrantholder at such address or facsimile number as shall have been furnished to the Company by notice from such Warrantholder and if to the Company, at 4005 Northwest Expressway, Suite 400E, Oklahoma City, Oklahoma 73116; Attention:
President, facsimile number (405) 879-3847 or at such other address or facsimile number as shall have been furnished to the Warrantholder by notice from the Company.

SECTION 9.       RESTRICTIONS ON TRANSFER

         This Warrant may not be sold, transferred, hypothecated or assigned to any other person or entity other than (i) the respective successors to CIT in a merger or consolidation; (ii) the respective purchasers of all or substantially all of the assets of CIT; or (iii) the CIT shareholders in the event CIT is liquidated or dissolved. CIT agrees not to make any sale or other disposition of either the Warrant or the underlying Common Stock except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and the commissions and any other pertinent data with respect thereto, unless CIT has provided the Company with an opinion of counsel reasonably acceptable to the Company that such registration is not required. This Warrant shall bear a legend setting forth the foregoing restriction.

SECTION 10.      AMENDMENTS AND WAIVERS

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by each of (i) a majority in interest of the holders of the Registrable Stock and (ii) an authorized representative of the Company.

SECTION 11.      SEVERABILITY

         If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

SECTION 12.      REPRESENTATION AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to CIT as follows:

         (a)     INCORPORATION AND GOOD STANDING

         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business, and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions, if any, in which it owns or leases properties or in which the conduct of its business requires such qualification.

         (b)     CAPITALIZATION

         As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, par value $.01 per share. As of the date hereof, 2,800,000 shares of Common Stock are issued and outstanding and 1,000,000 shares of Common Stock are subject to issuance pursuant to an option agreement with Chesapeake Energy Corporation. No shares of preferred stock are outstanding.

         (c)     CORPORATE AND OTHER ACTION

         The Company has all requisite power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant, to authorize and reserve for issuance and, upon payment from time to time of the Warrant Price, to issue, sell and deliver, the shares of the underlying Common Stock issuable upon exercise of this Warrant, and to perform all of its obligations under this Warrant. This Warrant has been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms. No authorization, approval, consent or other order of any regulatory authority is required for such authorization, issue or sale.

         (d)     NO VIOLATION

         The execution and delivery of this Warrant, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound as of the date hereof.

         (e)     VALIDITY

         The shares of underlying Common Stock of the Company issued upon exercise of this Warrant will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of preemptive rights created by the Company or under applicable law.

         (f)     REMEDIES

         The Company stipulates that the remedies at law of the Warrantholder or any holder of underlying Common Stock in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof.

SECTION 13.      GOVERNING LAW

         This Warrant shall be governed by and construed under the laws of the State of Delaware without regard to conflict of law principles.

SECTION 14.      HEADINGS

         The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

SECTION 15.      COUNTERPARTS

         This Warrant may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and CIT have executed this Warrant on and as of the day and year first above written.

                          BAYARD DRILLING TECHNOLOGIES INC.,
                          a Delaware corporation



                          By:/s/ JAMES E. BROWN
                             ---------------------------------------------------
                                  James E. Brown
                                  President



                          CIT GROUP/EQUIPMENT FINANCING, INC.


                          By:/s/ ASHBURN BYWATERS
                             ---------------------------------------------------
                          Name:Ashburn Bywaters
                               -------------------------------------------------
                          Title:Vice President
                                ------------------------------------------------

                               SUBSCRIPTION FORM

                 (To be executed upon exercise of this Warrant)


_________________:

    The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock, as provided for therein, and either tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $____________ or, if the undersigned elects pursuant to Section 1(b) of the within Warrant to convert such Warrant into Common Stock net issuance, the undersigned exercises the within Warrant by exchange under the terms of Section 1(b).

    Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                    Name:___________________________________________

                    Address:________________________________________

                    Social
                    Security No:____________________________________


                    Signature_______________________________________

                    Note: The above signature must correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

    If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

            Signature Guaranteed:____________________________________________

    (Signature must be guaranteed by a bank or trust company having an office or correspondence in the United States or by a member firm of a registered securities exchange or the National Association of Security Dealers, Inc.)